FAIR VALUE MEASUREMENTS - Schedule of Amortized Cost Basis, Unrealized Gains and Losses and Fair Values of Investments in Available-for-sale Securities (Details) - USD ($) $ in Millions	Dec. 31, 2025	Dec. 31, 2024
Debt Securities, Available-for-sale [Abstract]
Short-term cash investments	$ 17	$ 6
Debt securities
Debt Securities, Available-for-sale [Abstract]
Cost Basis	290	299
Unrealized Gains	2	0
Unrealized Losses	(12)	(23)
Fair Value	$ 280	$ 276